Prospectus Supplement February 1, 2025

For the most recent prospectuses of the following series:

American Funds College Target Date Series®

American Funds® Portfolio Series

American Funds® Retirement Income Portfolio Series

American Funds Target Date Retirement Series®

Changes apply to all series unless otherwise noted below.

The information under “Ameriprise Financial” in the “Appendix” section of the prospectus is amended to read as follows:

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•	Transaction size breakpoints, as described in this prospectus or the SAI
•	Rights of accumulation (ROA), as described in this prospectus or the SAI
•	Letter of intent, as described in this prospectus or the SAI

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•	Shares purchased by employer-sponsored retirement plans established prior to April 1, 2004 and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs
•	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)
•	Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges
•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members
•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)
•	Purchases of Class 529-A shares through a rollover from another 529 plan
•	Purchases of Class 529 shares made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

•	Redemptions due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
•	Redemptions made in connection with a return of excess contributions from an IRA account
•	Shares purchased through a Right of Reinstatement (as defined above)
•	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Keep this supplement with your prospectus.

Lit. No. MFGEBS-598-0225P CGD/AFD/10039-S104904

THE FUNDS (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES) MAKE AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT FOR ALL FUNDS (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES) IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT OF THE FUNDS’ PROSPECTUSES (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES).

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY